UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021 (July 22,2021)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 281-618-0400

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its meeting on July 22, 2021, the Board of Directors of Helix Energy Solutions Group, Inc. (“Helix”), pursuant to Helix’s By-Laws, increased the size of the Helix Board from six to seven directors, and also elected T. Mitch Little as a director, both effective as of July 22, 2021. Mr. Little will serve as a Class I director whose term will expire at Helix’s next Annual Meeting of Shareholders. Mr. Little was not selected as a director pursuant to any arrangements or understandings between Mr. Little, Helix or any other person. In addition, there are no related party transactions between Helix and Mr. Little or his immediate family.

In connection with his appointment and consistent with Helix’s current independent director compensation program, concurrently with the effectiveness of his election on July 22, 2021 Mr. Little was awarded 14,664 shares of restricted Helix common stock. The number of shares was determined based on the closing price of Helix common stock on July 22, 2021 and will vest on the one-year anniversary of the date of the grant. For his service on the Helix Board, Mr. Little will also receive retainer and other fees in accordance with Helix’s independent director compensation program.

Item 7.01. Regulation FD Disclosure.

Additional information with regard to Mr. Little is included in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 23, 2021 announcing the appointment of T. Mitch Little.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2021
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary